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                                                                    EXHIBIT 10.8

                           X-1R INDEPENDENT TESTING


DR. MICKLOW REPORT: An ASTM conformed comprehensive test plan for the validation of fuel economy improvements. (18 pages - revised from 328 page report) Dr. Micklow credentials.

OAKLAND UNIVERSITY, DEPARTMENT OF MECHANICAL ENGINEERING: Under the supervision of Dr. Gary Barber, a consulting engineer for Detroit Diesel, tests were performed between August 12, 1991 and July 6, 1992. His conclusions proved X-1R reduced wear up to 47%. (7 pages)

HERGUTH LABORATORIES, INC.: Spectrochemical data shows compatibility of X-1R with name-brand lubricants and shows X-1R does not affect viscosity of oil.

DYNO TEK RACING ENGINES: X-1R mixed with Kendall 50W racing oil increased torque by 3 ft. lbs. and resulted in a gain of 3 horsepower for the 355 cubic inch racing engine. (1 page)

MERLINS MARINE DYNO TEST: X-1R mixed with oil in a Ford II, 6 cylinder 7.8L, 474 CU Diesel speed boat engine resulted in a gain of 8 horsepower. (1 page)

U.E.C. ELECTRICAL TEST REPORT: This test shows X-1R is non-conductive of electricity up to 100 k.v. (1 page)

KENNEDY SPACE CENTER: The predictive engineering technology group proved X-1R will significantly reduce operating temperatures in rotating equipment.

DELCO REMY: Controlled maintenance users group performed vibration analysis testing. The results shows adding X-1R to Valvoline motor oil and grease significantly reduced vibration in rotating equipment.

ARTHUR D. LITTLE LABORATORIES (X-1R VS SLICK 50): In Comparison Pin & Disc High Temperature Friction Wear Test X-1R reduced friction 41% compared to Slick 50 friction reduction of 7%.

U.S. ARMY REPORT ON TEFLON: Report shows Teflon products cannot justify claims they make on friction reduction and 50,000 miles protection.

SWEDISH NATIONAL TESTING AND RESEARCH INSTITUTE: Confirms tri-biological testing with Falex machine that X-1R added to oil increased the case hardness of the metal, therefore preventing more wear.

QC LABORATORIES: Confirms and validates X-1R impregnates the surface of ferrous metals, thereby increased the Rockwell-B-Hardness from 35 Rb to 72 Rb.